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                                                                   Exhibit 23.1


                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Kentek Information Systems, Inc. on Form S-8 of our report dated August 8,
1997, appearing in the Annual Report on Form 10-K of Kentek Information Systems, Inc. for the year ended June 30, 1997.



/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

October 27, 1997
Denver, Colorado